                                                                    EXHIBIT 10.1

                                 MEDIMMUNE, INC.

                             DISTRIBUTION AGREEMENT


         This Agreement made as of October 3, 2000 (hereinafter "EFFECTIVE DATE") between MedImmune, Incorporated (MEDIMMUNE), Gaithersburg, Maryland, 20878, and Nova Factor, Inc. including its affiliates referred to on the attached Exhibit A, with main offices located at 1620 Century Center Parkway Suite 109, Memphis, TN 38134 (DISTRIBUTOR).

Pursuant to this Agreement, MEDIMMUNE appoints DISTRIBUTOR as a [***] distributor [***] (TERRITORY) for its humanized monoclonal antibody product sold under the trademark Synagis(R) (hereafter "PRODUCT(S)"). The parties hereto, intending to be legally bound, hereby agree as follows:

I.       OBLIGATIONS OF MEDIMMUNE:

         A.       Shipment and Pricing to DISTRIBUTOR

                  1. MEDIMMUNE shall sell to DISTRIBUTOR and ship the PRODUCT to the above address and to addresses specified in Exhibit A. MEDIMMUNE shall charge DISTRIBUTOR for PRODUCTS to be sold to the [***] market segment and/or through [***] (as defined in Section II. F. 4) in accordance with the prices and policies shown in Addendum II plus all applicable Federal and State Taxes in effect on the date of each shipment of the PRODUCT. Addendum II, which may be modified from time to time by MEDIMMUNE, is attached to this Agreement and incorporated by reference.

                  2.       [***]
                           In the event that the sale of a PRODUCT by DISTRIBUTOR [***]. The [***] terms, as defined in Addendum VI Paragraph two of the obligations of DISTRIBUTOR attached to this Agreement and incorporated by reference, for [***] shall not extend to any [***].

                  3.       Discount Programs
                           In the event the goals, terms and conditions of the [***]detailed in Exhibit C are met, DISTRIBUTOR shall be entitled to receive [***] in Exhibit C as applicable. MEDIMMUNE shall have the sole discretion whether to continue the [***] or modify its terms and conditions after [***].

         B.       [***] Pricing
                  For MEDIMMUNE PRODUCTS sold and shipped from DISTRIBUTOR's inventory [***] and has provided [***] which requires DISTRIBUTOR to accept [***], DISTRIBUTOR shall be [***].

         C.       PRODUCT Recalls
                  MEDIMMUNE shall compensate DISTRIBUTOR for the expense incurred in performing all requested recall services not due to DISTRIBUTOR's negligence, willful misconduct or illegal misconduct. Such compensation shall be limited to expenses incurred for recall services directly related to DISTRIBUTOR'S inventory in DISTRIBUTOR'S possession, unless MEDIMMUNE requests additional recall services in writing from DISTRIBUTOR.

         D.       [***]

         E.       Title, Insurance, and Delivery
                  Title. [***]

II.      OBLIGATIONS OF DISTRIBUTOR:

         A.       Payment for the PRODUCT
                  DISTRIBUTOR shall pay for all orders purchased by DISTRIBUTOR, with payment to be rendered according to the conditions stated in Addendum II. Orders shipped directly to DISTRIBUTOR's customers at DISTRIBUTOR's request shall be considered as those of DISTRIBUTOR and DISTRIBUTOR shall be responsible for the payment of such orders. All invoices must be paid in full under the terms specified in Addendum II [***]. In the event DISTRIBUTOR fails to render payment for an order of the PRODUCT as required, MEDIMMUNE shall have the right to withhold future shipments of the PRODUCT until the outstanding balance or balances have been paid.

         B.       Financial and Credit Position
                  DISTRIBUTOR shall maintain an adequate financial condition satisfactory to MEDIMMUNE and substantiate such a condition with audited financial statements of DISTRIBUTOR's parent corporation or as otherwise reasonably requested by MEDIMMUNE. [***]. If, in MEDIMMUNE's judgment, at any time before shipment, the financial responsibility of the DISTRIBUTOR becomes impaired or unsatisfactory to MEDIMMUNE, MEDIMMUNE shall have the right to require cash payment or appropriate security before shipment or shall have the right to refuse to accept the order.

         C.       Payment [***]
                  DISTRIBUTOR shall reimburse MEDIMMUNE for any [***]. MEDIMMUNE will issue a second invoice for the [***] for which DISTRIBUTOR shall make payment within 10 (ten) days of receipt of invoice.

         D.       Ordering


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

                  DISTRIBUTOR shall transmit MEDIMMUNE orders either direct via EDI, fax, or phone. All orders submitted by DISTRIBUTOR shall have the purchase order number clearly indicated.

         E.       Inventory

                  1. DISTRIBUTOR [***] from MEDIMMUNE according to the terms of Addendum II and the rest of this Agreement. [***].

                  2. MEDIMMUNE shall be entitled to reasonably request, at any time, information regarding inventory levels of PRODUCT, [***]. DISTRIBUTOR shall have the [***] this information from either computer records or actual physical inventory count. Upon reasonable notice, MEDIMMUNE shall also have the right to inspect DISTRIBUTOR's business records.

                  3. DISTRIBUTOR shall report its [***] in accordance with Addendum IV, except for sales information pertaining to [***].

                  4. DISTRIBUTOR shall maintain sufficient inventory of the PRODUCT to promptly and adequately supply the demand of its customers.

         F.       Services/SALES

                  1. DISTRIBUTOR shall provide Personnel and physical infrastructure for the PRODUCT as well as the order-taking and delivery services necessary to meet reasonable needs of customers for the PRODUCT.

                  2. DISTRIBUTOR shall provide Marketing and Sales support for the PRODUCT as required in Addendum IV, Addendum V and Addendum VI attached to this Agreement and incorporated by reference. All marketing, sales promotion and sales efforts by. DISTRIBUTOR shall be undertaken in compliance with all regulations of the Food and Drug Administration and other federal and state regulatory agencies.

                  3.       [***].

                  4. "[***]" shall mean [***] by DISTRIBUTOR in response to [***] of the PRODUCT in a [***] (hereinafter "[***]") in exchange for [***] corresponding to the [***]

                                    a.)      MEDIMMUNE and DISTRIBUTOR shall
                                             cooperate in the sharing of
                                             information regarding [***].

         G.       Pricing to Customers

                  1. Pricing of the PRODUCT by DISTRIBUTOR shall be consistent with the terms of Addendum IV or Addendum VI [***].

         H.       [***]

                  1.       [***] shall [***] presented by [***] customers.

                  2. DISTRIBUTOR shall provide MEDIMMUNE with [***] for [***].

         I.       Lawful Handling


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

                  1. With respect to the PRODUCT, DISTRIBUTOR shall take such precautions as are reasonably necessary to prevent its use, distribution or sale by those who may not lawfully possess, use, handle, distribute or sell the PRODUCT, and DISTRIBUTOR will fully comply with applicable local, state, and federal laws.

                  2. DISTRIBUTOR shall maintain all federal, state, and local registrations necessary for the lawful handling of the PRODUCT and immediately notify MEDIMMUNE of any denial, revocation or suspension of any such registration or any changes in the PRODUCT.

         J.       Proper Handling and Storage
                  DISTRIBUTOR shall handle and store the PRODUCT in a clean and orderly location and in a manner which will assure that the proper rotation and quality of the PRODUCT is maintained and that PRODUCT is in compliance with all applicable federal, state and local regulations. DISTRIBUTOR shall comply with MEDIMMUNE criteria on storage and shipping the PRODUCT that require special handling as provided in Addendum III attached to this Agreement and incorporated by reference. DISTRIBUTOR shall allow physical inspection of storage facilities at any reasonable time MEDIMMUNE requests upon 10 (ten) business days prior notice from MEDIMMUNE. DISTRIBUTOR shall in no way or manner be permitted to repackage the PRODUCT.

         K.       Substitution
                  DISTRIBUTOR shall fill orders for the PRODUCT, only with the PRODUCT. DISTRIBUTOR shall not substitute any orders for the PRODUCT with products other than the PRODUCT.

         L.       Transfer of Ownership - Change in Address
                  DISTRIBUTOR shall notify MEDIMMUNE of the terms and conditions of any transfer in majority ownership or control, or any change in address, within a reasonable time prior to such action.

         M.       Adverse Event and Product Complaint Reporting
                  DISTRIBUTOR shall forward to MedImmune, Inc. any information the DISTRIBUTOR obtains from a customer regarding Adverse Events (AE) or Product Complaints (PC), as defined below. The CUSTOMER reporting the Adverse Event or Product Complaint should be instructed to call a MedImmune, Inc. representative by calling the toll free hot line, 1-877-633-4411. In addition, DISTRIBUTOR shall forward patient initial, patient number identification, physicians phone number, and a brief description of the AE or PC via Email to Drugsafety@MedImmune.com or by faxing to 240-632-4180.
                  Adverse Events (AE) definition:
                  Adverse Events (AE) means any adverse reaction associated with the use of a licensed product in humans, whether or not considered product related and whether or not confirmed by a health professional. The term "associated with the


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

                  use of product" does not imply a causal relationship of the reported event to the drug. This includes the following: An adverse event occurring in the course of the use of a product in professional practice; An adverse event occurring from abuse of the product; An adverse event occurring from the withdrawal of the product; Any significant failure of expected pharmacological action; NOTE: THE TERMS "ADVERSE EVENT", "ADVERSE BIOLOGIC REACTION", "ADVERSE DRUG REACTION" OR "ADVERSE REACTION" ARE USED SYNONYMOUSLY.

                  Product complaint definition:
                  Complai is a claim or expression of displeasure, dissatisfaction or annoyance with a licensed product, licensed product related materials or licensed product-related information. It may or may not involve a formal charge or accusation. It may be related to identity, purity, potency, safety or quality of the product. If the complaint involves a medical event in a patient, it must be considered an adverse event.

III.     RETURNS

         A. [***] that are a result of returns are the responsibility of [***]. Furthermore, MEDIMMUNE will not accept merchandise that has been [***]. All returns require prior approval by MEDIMMUNE. No other returns will be accepted.

         B. [***]. Proper documentation, including certification that [***], must accompany every return or claim. [***] for [***] will only be issued after MEDIMMUNE has received the [***] from DISTRIBUTOR. DISTRIBUTOR shall report all claims for returns of PRODUCT shipped by MEDIMMUNE [***] receiving date. [***].

         C. The provisions of this section of further subject to those of [***].

IV.      GENERAL PROVISIONS

         A. All orders are subject to acceptance and approval by MEDIMMUNE.

         B. Neither MEDIMMUNE nor DISTRIBUTOR shall be liable to the other for failing to do as agreed where such failure is the result of a strike or other labor disturbance, fire, flood, earthquake, storm, governmental action, or other reason beyond its control.

         C.       [***]

         D.       [***]

         E. No business unit, subsidiary, affiliate, division or operation conducted by DISTRIBUTOR other than those listed on Exhibit A shall be bound by the terms and conditions, or entitled to the rights, of this Agreement. Nova Factor, Inc. shall be liable for any and all breaches or failures, including the failure to render payment for the PRODUCT, committed by the entities listed on Exhibit A.

         F. This Agreement may be changed or amended only in writing signed by duly authorized representatives of MEDIMMUNE and DISTRIBUTOR, and in the case of MEDIMMUNE, only by an authorized representative from its office in Gaithersburg. All attachments and addenda to this Agreement are hereby incorporated by reference.

         G. This Agreement, and any rights or obligations hereunder, shall not be assigned by either party without the written consent of the other party, except that either party may otherwise assign its respective rights and transfer its respective duties to any assignee of all or substantially all of its business (or that portion thereof to which this Agreement relates) that is not a subsidiary or division of its parent corporation or in the event of its merger or consolidation or similar transaction with a business entity other than a subsidiary or division of its parent corporation. Either party may assign its respective rights and/or transfer its respective duties to a subsidiary or division of its parent corporation only upon the written permission of the other party which shall not be unreasonably withheld.

         H. This Agreement shall renew automatically on the one year anniversary of the EFFECTIVE DATE and every year thereafter unless either terminates this Agreement with a 30 (thirty) day notice prior to the anniversary date. During its term, the Agreement may be terminated by either party upon thirty (30) days written notice mailed to the other at the address set forth above or terminated immediately for any breach of the terms and conditions of this agreement.

         I. During the term of the Agreement, each party may find it necessary to disclose confidential and proprietary information to the other (hereinafter "INFORMATION"). The INFORMATION may include but not be limited to pricing generally [***], price quotations for the PRODUCT by DISTRIBUTOR or MEDIMMUNE, delivery schedules, manufacturing schedules, sales amounts and sales figures. During the term of this Agreement and for 5
                  (five) years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, each party shall maintain the INFORMATION in confidence and shall not reveal the INFORMATION to third parties without the written consent of the disclosing party, except as required by law, regulation, or legal process. These restrictions shall not apply to INFORMATION that:

                  a) becomes public knowledge without the fault of the receiving party;

                  b) is already in the possession of the receiving party as shown by competent evidence;

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

                  c) is disclosed to the receiving party by a third party with no obligation to the disclosing party to maintain its confidentiality;

                  d) is independently developed by the receiving party without reference to the INFORMATION of the other party.

         J. Except for any announcement intended solely for internal distribution by other party or any disclosure required by legal, accounting, or regulatory requirements beyond the reasonable control of the other party, all media releases, public announcements, or public disclosures (including, but not limited to, promotional or marketing material) by the other party its employees or agents relating to this Agreement or its subject matter, or including the name of MEDIMMUNE or any affiliate, shall be coordinated with and approved in writing by MEDIMMUNE prior to the release thereof.

         K. This Agreement supersedes all prior contracts, agreements, and understandings between MEDIMMUNE and DISTRIBUTOR with regard to its subject matter.

         L. This Agreement shall be construed in accordance with, and governed by, the laws of the State of [***].

         M. Unauthorized deductions are in violation of this Agreement and will result in delayed shipments or canceled orders.

IN WITNESS WHEREOF, the parties hereto have executed this DISTRIBUTOR AGREEMENT as of the date set forth above.

         MEDIMMUNE                                       DISTRIBUTOR

By:      /s/ Armando Anido                      By:      /s/ Randy Grow
   ---------------------------------               -----------------------------
         Armando Anido
Title:   Senior Vice President,
         Sales and Marketing
Date:             10/3/00                       Date:        9/29/00
     -------------------------------                 ---------------------------


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




                                    EXHIBIT A


Nova Factor, Inc.                             AHI Pharmacies, Inc.
1620 Century Center Pkwy Suite 109            40880B County Center Drive Suite M
Memphis, Tennessee 38134                      Temecula, CA 92691
Tel: 877-482-5927                             Key Contact: Patricia Morrison, R.Ph.
Fax: 877-369-3447                             Tel: 909-694-4226
Key Contact: Bob Cates, Pharm.D.              Fax: 800-233-3784
[***]                                         [***]

Texas Health Pharmaceutical Resources         AHI Pharmacies, Inc.
2100 Highway 360, Suite 604                   9741-A Southern Pines Blvd.
Grand Prairie, Texas 75050                    Charlotte, NC 28273
Key Contact: Michael Rizk, Pharm.D.           Key Contact: Joe Cooke, R.Ph.
Tel: 972-602-3471                             Tel: 704-522-6345
Fax: 972-602-8312                             Fax: 704-527-5490
[***]                                         [***]

Cook Children's Home Health                   AHI Pharmacies, Inc.
2100 Highway 360, Suite 605A                  5393 Roosevelt Blvd. Suite 21
Grand Prairie, Texas 75050                    Jacksonville, FL 32210
Key Contact: Michael Rizk, Pharm.D.           Key Contact: Gary Roberts, Pharm.D.
Tel: 972-602-3471                             Tel: 904-388-2688
Fax: 972-602-1521                             Fax: 904-388-9779
[***]                                         [***]

Nova Factor, Inc.                             CM FactorCare
3576 Loma Ridge Drive                         1000 Sunset Ridge Road Suite 200
Hoover, Alabama 35216                         Northbrook, IL 60062-4010
Key Contact: Nancy Bishop, R.Ph.              Key Contact: Bob Cates, D.Ph.
Tel.: 205-823-1172                            Tel: 847-562-9966
Fax: 205-823-1265                             Fax: 847-562-9988
[***]                                         [***]

Childrens Home Services                       Children's Biotech Pharmacy Services
dba Childrens Home Care                       111 Michigan Avenue # W4-600
4650 Sunset Blvd. Mail Stop 16                Washington, DC 20010-2970
Los Angeles, CA 90027                         Tel: 202-884-3716
Key Contact: Bob Cates, D. Ph.                Key Contact: Doug Scheckelhoff
Tel: 213-669-2401
Fax: 213-668-7676
[***]

Le Bonheur Children's Medical Center
50 North Dunlap
Memphis, TN 38103
901-572-3000
Key Contact: Bert Price


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

ATTACHMENTS:

ADDENDUM I:   RETURNS POLICY
ADDENDUM II:  DISTRIBUTOR PRICE LIST AND TERMS
ADDENDUM III: STORAGE AND SHIPPING GUIDELINES
ADDENDUM IV:  [***]
ADDENDUM V:   DISTRIBUTOR [***] REQUIREMENTS
ADDENDUM VI:  [***]


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



                                   ADDENDUM I

                                 RETURNS POLICY

                MedImmune, Inc. Return Policy and Instructions:


Returnable PRODUCT:

-        [***] that are [***] and have [***]. ([***] must be documented.)

-        [***] from MEDIMMUNE and [***] is reported [***] of receipt.

                          No other returns are accepted.

          These procedures must be followed when returning Synagis(R):

         - Contact MEDIMMUNE Customer Service at 1(877) 633-4411 to obtain a Return Authorization Form.

         - COMPLETELY fill out the Return Authorization form, including [***], courier, pick-up date and signature.

         - INCLUDE THE RETURN AUTHORIZATION FORM AND A [***] WITH EACH RETURN. NO returns will be accepted without the form. Please reference the Return Authorization document number on your [***].

         -        FOLLOW THE ATTACHED PACKAGING INSTRUCTIONS FOR EACH TYPE OF
                  RETURN.

         - The Wholesaler has agreed to maintain [***] necessary for the [***] of this product. Therefore, [***], will not be honored.

                  If any of the above procedures have not been followed, MedImmune will not be held responsible for [***] of merchandise. Credits will be issued to DISTRIBUTOR at the net purchase price for products returned correctly within (30) days from the day that DISTRIBUTOR notifies MEDIMMUNE the tracking number and any pertinent information via fax that a return shipment has taken place.

         - RETURN SHIPMENTS WILL ONLY BE RECEIVED BY MEDIMMUNE DURING THE HOURS OF 9:00 A.M. TO 5:00 P.M. MONDAY THROUGH FRIDAY, EXCEPT ON HOLIDAYS. DO NOT SHIP RETURNS ON FRIDAYS!

Please contact MedImmune Customer Service at 1(877) 633-4411, if you have any questions. Thank you.

                      MedImmune Fax number: (301) 527-4210

                                      [***]


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                                  ADDENDUM II:

               DISTRIBUTOR PRICING (CURRENT AS OF AUGUST 1, 2000)

                                                                         [***]
                                                                         -----
SYNAGIS(R)(NDC 60574-4111-1), (palivizumab); 100mg single dose vial      $[***]
SYNAGIS(R)(NDC 60574-4112-1), (palivizumab);  50mg single dose vial      $[***]

[***]

         TERMS    [***]

         [***]

                                  ADDENDUM III

                       STORAGE AND SHIPMENT OF SYNAGIS(R)

-        [***]

                                   ADDENDUM IV

                      DISTRIBUTOR PERFORMANCE REQUIREMENTS


- DISTRIBUTOR will submit [***] to MEDIMMUNE [***]. Data must be submitted [***] according to the format [***].

-        DISTRIBUTOR will [***].

- DISTRIBUTOR markup for both wholesaler sales and sales from other than the [***] program to its customers/[***].

- DISTRIBUTOR will provide MEDIMMUNE with [***] for purposes of market research and mailings only. Information will be agreed upon by both parties and will remain confidential. However, DISTRIBUTOR shall not be required to provide [***] pertaining [***] for which DISTRIBUTOR has a contractual obligation not to disclose to third parties.

-        DISTRIBUTOR will [***] DISTRIBUTOR [***], notifying DISTRIBUTOR [***].

-        DISTRIBUTOR will provide support, where appropriate, to MEDIMMUNE
         [***].

- DISTRIBUTOR will use telemarketing staff, internal and external sales staff, direct marketing and other promotional or advertising materials that have been preapproved by MEDIMMUNE in order to promote PRODUCTS.

- If any account of the DISTRIBUTOR becomes a credit risk DISTRIBUTOR shall give MEDIMMUNE [***] to the termination of the subject account and such notification shall be delivered via e-mail to the following address: Data@MedImmune.com.


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                                   ADDENDUM V

                         DISTRIBUTOR [***] REQUIREMENTS



-        DISTRIBUTOR [***] TO [***] WITH RESPECT TO [***].

-        DISTRIBUTOR WILL ATTEMPT TO [***], AND TO [***] PRODUCT TO [***]
         THEREUNDER.

- IN THE EVENT DISTRIBUTOR IS UNABLE TO [***], DISTRIBUTOR WILL SEND [***] TO ANY [***].

                                EXCELSPREADSHEET
                                    EXHIBIT B

--------------------------------------------------------------------------------------------------
[***]    [***]   [***]   [***]   [***]    [***]   [***]  [***]   [***]   [***]  [***]  [***]
--------------------------------------------------------------------------------------------------
[***]    [***]   [***]   [***]   [***]                   [***]                  [***]  [***]
--------------------------------------------------------------------------------------------------
[***]    [***]   [***]   [***]   [***]                   [***]                  [***]  [***]
--------------------------------------------------------------------------------------------------
[***]    [***]   [***]   [***]   [***]                   [***]                  [***]  [***]
--------------------------------------------------------------------------------------------------
[***]    [***]   [***]   [***]   [***]                   [***]                  [***]  [***]
--------------------------------------------------------------------------------------------------


[***]

ADDENDUM VI

[***]

                                    EXHIBIT C

[***]

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                                                                     EXHIBIT C-1

                            SYNAGIS(R) [***] PROGRAM

-        [***]

                                                                     EXHIBIT C-2

                      CRITERIA FOR BEING A MEDIMMUNE [***]

-        [***]

                                                                     EXHIBIT C-3

                    REQUIREMENTS FOR BEING A MEDIMMUNE [***]

-        [***]

                                                                     EXHIBIT C-4

                                     [***]
                                     [***]

                                                                     EXHIBIT C-5

                             SYNAGIS(R) OUTCOME DATA
                      REQUIRED DATA FROM [***] DISTRIBUTORS

Nova Factor, Inc. will put forth its best efforts to obtain the following information.

Due to patient confidentiality, we do not wish to receive individual patient information. However, the following aggregated data, updated on a monthly basis from 07/01/00 through 06/30/01, and a final aggregated data by 07/31/01 is required:

1)       # of patients [***]

2)       Number of patients [***].

3)       Location of first injection [***].

4)       Mean [***] at first injection (with ranges).

5)       Mean [***] (with ranges).

6)       Breakdown [***] as follows: [***]

7)       Breakdown [***] as follows: [***].

8)       Mean [***] (with ranges).

9)       [***]

10)      Breakdown by [***] as follows [***].

11)      # With [***].

12)      # With [***] broken down as [***].

13)      # With [***], specify e.g., [***].

14)      [***]  mix broken down as follows: [***].

15)      Number of [***], broken down by insurance type.


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



                                                                    EXHIBIT C-6A

                       SUPPLY SERVICE REPORTS REQUIRED BY
                                      [***]


Distributor Report Template

The goal of this template is to bring consistency to the way MEDIMMUNE receives data regarding distribution of Synagis(R). This will enable us to better support distributor efforts ensure that patients have access to the product.

Description of fields

Although many of the fields are self explanatory, those that have special needs associated with them are explained below:

1. [***] - a consistent spelling of the [***] should be established for data entry. A good example is [***] is abbreviated as [***] and unabbreviated in the report, payer identification becomes difficult. Similarly a protocol for [***] should be established as well. [***].

2. [***] - Specific [***] if known, otherwise the abbreviations [***] should be entered.

3. [***] % - the percentage of [***] that is associated with [***] for Synagis(R).

4. Status - This is to identify the broad category a patient referral falls into. The preferred terms are: [***].

5. Explanation -further explanation of [***]. Provides categories for [***]. Examples: Out of Network, [***].

6. Action/Comments - Free text that describes action was taken, examples - referred to XXX [***], referred [***], referred to [***]

-        Further explanation of [***] decisions, examples -[***].

-        Number of [***] for a patient who was [***] or has [***].


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


                                  EXHIBIT C-6B


  ---------- -------- ------- ---- ------ ------------ --------- ----------- ---------- ----------- -------- ------------- ---------
    [***]     [***]    [**]         [*]      [***]                 [***]       [***]        [**]     [***]      [***]          [***]
  ---------- -------- ------- ---- ------ ------------ --------- ----------- ---------- ----------- -------- ------------- ---------
                                             [***]                                                   [***]      [***]          [***]
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                                                                                                     [***]
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                                                                                                     [***]
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                                                                                                     [***]
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


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